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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 9, 2003

                              CONCORD CAMERA CORP.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



              New Jersey                                      13-3152196
     -----------------------------                      ----------------------
     (State or other jurisdiction                          (I.R.S. Employer
          of incorporation)                             Identification Number)

                                     0-17038
                            ------------------------
                            (Commission File Number)


4000 Hollywood Boulevard, 6th Floor North Tower, Hollywood, Florida     33021
-------------------------------------------------------------------  ----------
       (Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200




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Item 7(c). Exhibits

Exhibit 99     Press release, dated May 9, 2003, issued by Concord Camera Corp.


Item 9. Regulation FD Disclosure

In accordance with SEC Release No. 33-8216, the information set forth under this
Item 9 is being furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On May 9, 2003, Concord Camera Corp. (the "Company") issued a press release announcing the Company's financial results for the quarter and nine months ended March 29, 2003. A copy of the Company's press release is attached hereto as
Exhibit 99.

The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CONCORD CAMERA CORP.


Date:  May 9, 2003                          By: /s/ Richard M. Finkbeiner
                                                -------------------------------
                                                Richard M. Finkbeiner
                                                Senior Vice President and
                                                  Chief Financial Officer





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